Exhibit 10.39(b)

AMENDMENT 2 TO EMB-135 FINANCING

LETTER OF AGREEMENT

This Amendment 2 to EMB-135 Financing Letter of Agreement ("Amendment 2") is dated August __, 2000, and is an agreement among Continental Express, Inc. ("Coex" or [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]), with its principal place of business at 1600 Smith Street, Houston, Texas; Continental Airlines, Inc. ("Continental" or [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]), with its principal place of business at 1600 Smith Street, Houston, Texas; and Embraer-Empresa Brasileira de Aeronáutica S.A. ("Embraer"), with its principal place of business at São José dos Campos, São Paulo, Brazil, as it relates to the EMB-135 Financing Letter of Agreement dated March 23, 2000, as amended, executed by Coex, Continental and Embraer ("EMB-135 Financing LOA").

WHEREAS, the Parties desire to amend the EMB-135 Financing LOA so as to extend the date for execution of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the Aircraft;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Section 3 of the EMB-135 Financing LOA opposite the caption [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. The date of August 15, 2000 contained in Section 7 of the EMB-135 Financing LOA opposite the caption [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be deleted and replaced with the date "September 30, 2000".

3. All capitalized terms used herein and not otherwise defined in this Amendment 2 shall have the meaning provided for in the EMB-135 Financing LOA. Furthermore all other terms and conditions contained in the EMB-135 Financing LOA not specifically referred to herein shall remain in full force and effect and in the event of any conflict between the terms of this Amendment 2 and the EMB-135 Financing LOA the terms of this Amendment 2 shall control.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment 2 to be duly executed and delivered by their proper and authorized officers and to be effective as of the day and year first above written.

CONTINENTAL EXPRESS, INC. CONTINENTAL AIRLINES, INC.

By:__________________________ By: _________________________

Name:________________________ Name: _______________________

Title:_________________________ Title: ________________________

Witness: _____________________ Witness: _____________________

Name: ______________________ Name: _______________________

EMBRAER - EMPRESA BRASILEIRA DE

AERONAUTICA S.A

By:___________________________ By:___________________________

Name:_________________________ Name:_________________________

Title:__________________________ Title:__________________________

Witness:_______________________ Witness:_______________________

Name:_________________________ Name:_________________________